ASSETS HELD FOR SALE (Tables)	12 Months Ended
Dec. 31, 2017
Assets And Liabilities Classified As Held For Sale [Abstract]
Disclosure of assets and liabilities classified as held for sale

(US$ MILLIONS)	2017	2016
Cash and cash equivalents	$—	$8
Accounts and other receivable, net	—	56
Inventory	—	75
Property, plant and equipment	14	58
Intangible assets and goodwill	—	67
Assets held for sale	$14	$264

Accounts payable and other	$—	$66
Liabilities classified as held for sale	$—	$66